Exhibit 99.1

IronNet Announces Intention to Voluntarily Delist Securities from New York Stock Exchange

MCLEAN, VA (July 17, 2023) – IronNet, Inc. (together with its subsidiaries, “IronNet”, “we”, “us” or the “Company”) (NYSE: IRNT) announced today its intention to voluntarily delist from the New York Stock Exchange (“NYSE”).

This announcement follows the Company’s receipt of notice from the NYSE that the Company is not in compliance with the NYSE’s continued listing standards. The Company has been evaluating its options with respect to its NYSE listing. After discussions and deliberations on these matters, the Company’s board of directors has approved a resolution authorizing the Company to voluntarily delist from the NYSE.

On July 17, 2023, the Company notified NYSE of its intent to voluntarily delist its securities from NYSE. The Company currently anticipates that it will file a Form 25 with the Securities and Exchange Commission (the “SEC”) relating to the delisting on or about July 27, 2023, and anticipates that the delisting of its securities will become effective on or about August 6, 2023. Following delisting, the Company expects that its common stock will be traded on over-the-counter markets.

The Company does not expect that the delisting will have any adverse effects on its business operations, and the Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

About IronNet, Inc.

Founded in 2014 by GEN (Ret.) Keith Alexander, IronNet, Inc. (NYSE: IRNT) is a global cybersecurity leader that is transforming how organizations secure their networks by delivering the first-ever collective defense platform operating at scale. Employing a number of former NSA cybersecurity operators with offensive and defensive cyber experience, IronNet integrates deep tradecraft knowledge into its industry-leading products to solve the most challenging cyber problems facing the world today.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding IronNet’s ability to provide visibility and detection of malicious behaviors and to help defend against increased cyber threats facing the globe. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside IronNet’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: IronNet’s ability to continue as a going concern; IronNet’s ability to access additional sources of liquidity; the impact of the voluntary delisting of the Company’s securities from the NYSE on the Company’s business operations; whether following the voluntary delisting of the Company’s securities from the NYSE trading of the securities will continue on the over-the-counter markets; risks and uncertainties associated with a potential filing for relief under the United States Bankruptcy Code; IronNet’s inability to recognize the anticipated benefits of collaborations with IronNet’s partners and customers; IronNet’s ability to execute on its plans to develop and market new products and the timing of these development programs; the rate and degree of market acceptance of IronNet’s products; the success of other competing technologies that may become available; the performance of IronNet’s products; potential litigation involving IronNet; and general economic and market conditions impacting demand for IronNet’s products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” in IronNet’s Annual Report on Form 10-K for the year ended January 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2022, IronNet’s most recent Quarterly Report on Form 10-Q for the quarter ended October 31, 2022, filed with the SEC on May 2, 2023, and other documents that IronNet files with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IronNet does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

IronNet Contacts:

Investor Contact: IR@ironnet.com

Media Contact: Media@ironnet.com